UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: August 9, 2005
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON	000-25597	93-1261319
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification Number)

One SW Columbia, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices)(Zip Code)

(503) 727-4100
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 4.01         Changes in Registrant’s Certifying Accountant.

(a)	On August 9, 2005, Umpqua Holdings Corporation (the “Company”) informed Deloitte & Touche LLP (“Deloitte”) that Deloitte had been dismissed as the Company’s registered independent public accounting firm effective August 9, 2005.

The Company’s Audit & Compliance Committee (the “Committee”) recommended and approved Deloitte’s dismissal.

Deloitte’s report for the years ending December 31, 2004 and 2003 contain no adverse opinion or a disclaimer of opinion nor were those reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2004 and 2003 and through August 9, 2005 (the “Relevant Period”) there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Deloitte’s satisfaction, would have caused it to make reference thereto in their reports on the financial statements for such periods.

During the Relevant Period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K (“Reportable Events”) issued by the United States Securities and Exchange Commission (the “Commission”).

The Company requested that Deloitte furnish it with a letter addressed to the Commission stating whether or not Deloitte agrees with the statement set forth in this subsection (a), above. A copy of that letter, dated August 10, 2005, is filed as Exhibit 16.1 to this Form 8-K.

(b)	On August 11, 2005, the Company engaged Moss Adams LLP (“Moss Adams”) as its registered independent public accounting firm to audit the Company’s financial statements for the year ending December 31, 2005 and to review the Company’s condensed consolidated financial statements for the periods ending September 30, 2005. The Committee recommended and approved the engagement of Moss Adams.

During the Relevant Period, neither the Company nor (to the Company’s knowledge) anyone acting on behalf of the Company consulted with Moss Adams regarding: (i) the application of accounting principles to a specified transaction (either completed or proposed), (ii) the type of audit opinion that might be rendered on the Company’s financial statements, (iii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K or (iv) any Reportable Event.

Item 9.01         Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits.
16.1 Letter from Deloitte & Touche LLP dated August 10, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this reported to be signed on its behalf of the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)

Dated: August 11, 2005	By: /s/ Kenneth E. Roberts
Kenneth E. Roberts
Assistant Secretary

EXHIBIT 16.1

[LETTERHEAD OF DELOITTE & TOUCHE LLP]

August 11, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549-7561
Dear Sirs/Madams:

We have read Item 4.01 of Umpqua Holding’s Corporation’s Form 8-K dated August 9, 2005, and have the following comments:

1.	We agree with the statements made in paragraphs one through six.

2.	We have no basis on which to agree or disagree with the statements made in paragraphs seven and eight.

Yours truly,
/s/ Deloitte & Touche LLP